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                                                                 Exhibit 23.1
                                                                 to Form S-3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated August 9, 1996 included in Acres Gaming Incorporated's Form 10-K for the year ended June 30, 1996 and to all references to our firm included in this registration statement.


                                         ARTHUR ANDERSEN LLP

Portland, Oregon
October 7, 1996